                                                                   EXHIBIT 10.11

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UNITED COMMUNITY BANK, N.A.                           LAURA N. WALKER                       Loan Number          260
2100 FM 407                                           8505 FREEPORT PKWY #141                           ------------
HIGHLAND VILLAGE, TX 75077                            IRVING, TX  75063-0000                Date             1/08/99
            LENDER'S NAME AND ADDRESS                    BORROWER'S NAME AND ADDRESS             -------------------
"You" means the Lender, its successors and assigns    "I" includes each Borrower above,     Maturity date    1/15/02
                                                           jointly and severally                          ----------
                                                                                            Loan Amount   $10,500.00
                                                                                                        ------------
                                                                                            Renewal Of             .
                                                                                            ------------------------
                                                                                            TLS/TLS
--------------------------------------------------------------------------------------------------------------------

TERMS FOLLOWING A [ ] APPLY ONLY IF CHECKED

NOTE - For value received, I promise to pay you, or your order, at your address above, the principal sum of:* * * * * * * * * * * * * * * * * * * * * * * * * *
TEN THOUSAND FIVE HUNDRED AND NO/100 Dollars $10,500 plus interest from 1/08/99 at the rate of 7.850% per year until 1/15/02.

     ADMINISTRATIVE FEE - I also agree to pay a nonrefundable fee of $________, that will be [ ] paid in cash. [ ] paid pro rate over the loan term.

PAYMENTS - I will pay this note as follows:

          (a) [ ] In 36 payments. The first payment will be in the amount of $328.82 and will be due 2/15/99.
                   A payment of $328.82 will be due on the 15th day of each Month thereafter.
                   The final payment of the entire unpaid balance of principal and interest will be due 1/15/99.

          (b)  [ ] (other)
                           -----------------------------------------------------

                   ------------------------------------------------------------.

INTEREST - Interest accrues on an ACTUAL/365 basis.

POST-MATURITY INTEREST-Interest will accrue at the rate of 18.000% per year on the principal balance of this note not paid on the date of the last scheduled payment of principal. Interest will accrue at a rate of 18.000% per year on the balance of this note from the date we accelerate the maturity of this note and demand immediate payment in full.

THE PURPOSE OF THIS LOAN IS - PERSONAL.

SECURITY - You have certain rights that may affect my property as explained on page 2. This loan [ ] is [ ] is not further secured.

          (a)  [ ] This loan is secured by CD#11099, dated ____________________.

          (b) [ ] Security Agreement - I give you a security interest in the Property described below. The rights I am giving you in this Property and the obligations this agreement secures are defined on page 2 of this agreement.

           CD #11099 IN THE AMOUNT OF $10,500.00 @ 4.85% DUE 1/8/2002

                               This property will be used for PERSONAL purposes.

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ANNUAL PERCENTAGE RATE         FINANCE CHARGE                 AMOUNT FINANCED                      TOTAL OF PAYMENTS
The cost of my credit      The dollar amount the            The amount of credit            The amount I will have paid when
   As a yearly rate         credit will cost me       provided to me or on my behalf.     I have made all scheduled payments.
        7.850%                    $1,337.52                      $10,500.00                            $11,837.52
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

I have the right to receive at this
    time an itemization of the
         Amount Financed.

 X  YES - I want an itemization.
---
    NO - I do not want an itemization.
---

"e" means an estimate

$      Filing Fees
 -----
$      Nonfiling Insurance
 -----

My Payment Schedule will be:
--------------------------------------------------------------------------------
Number of Payments   Amount of Payments            When Payments Are Due
--------------------------------------------------------------------------------
        36                $328.82          Monthly beginning         2/15/99
--------------------------------------------------------------------------------
                          $
--------------------------------------------------------------------------------
                          $
--------------------------------------------------------------------------------
                          $
--------------------------------------------------------------------------------

Security - I am giving a security interest in:
  [ ] (brief description of property) CD #11099
  [ ] the goods or property being purchased.
  [ ] collateral securing other loans with you may also secure this loan.
  [ ] deposit accounts end other rights to the payment of money from you.
  [ ] REQUIRED DEPOSIT - The annual percentage rate does not take into account my required deposit.

Prepayment - if I pay off this note early, I will not have to pay a penalty.

  [ ] If I pay off this note early, I will not be entitled to a refund of part of the Administrative Fee.

I can see my contract documents for any additional information about nonpayment, default, any required repayment before the scheduled date, and prepayment refunds and penalties.
--------------------------------------------------------------------------------

CREDIT INSURANCE - Credit life insurance and credit disability insurance are not required to obtain credit, and will not be provided unless I sign and agree to pay the additional costs.

--------------------------------------------------------------------------------
 Type                             Premium                          Term
--------------------------------------------------------------------------------
 Credit Life
--------------------------------------------------------------------------------
 Credit Disability
--------------------------------------------------------------------------------
 Joint Credit Life
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] do  [ ] do not want credit life insurance.
[ ] do  [ ] do not want credit disability insurance.
[ ] do  [ ] do not want joint credit life insurance.
[ ] do  [ ] do not want _______________________________________ insurance.

x                                                        DOB                   .
--------------------------------------------------------------------------------
x                                                        DOB                   .
--------------------------------------------------------------------------------

PROPERTY INSURANCE - [ ] is REQUIRED. [ ] is NOT REQUIRED. I have the option of furnishing any insurance you require in connection with this transaction either through existing policies I own or control, or, by procuring and furnishing insurance coverages equivalent to what you require from any insurance company authorized to do business in Texas. If I get the insurance from or through you I will pay $_______________ for _________________________ of coverage.

[ ] The premium quoted above for ______________________________________________
insurance is not fixed or approved by the State Board of Insurance.

                         ITEMIZATION OF AMOUNT FINANCED

         AMOUNT GIVEN TO ME DIRECTLY         $10,500.00
                                              ---------
    AMOUNT PAID ON MY (LOAN) ACCOUNT         $
                                              ---------
___________________________________.         $
                                              ---------
AMOUNTS PAID TO OTHERS ON MY BEHALF:
              To Insurance Companies         $
                                              ---------
                 To Public Officials         $
                                              ---------
___________________________________.         $
                                              ---------
___________________________________.         $
                                              ---------
___________________________________.         $
   (less) PREPAID FINANCE CHARGES(S)         $
                                              ---------
                     Amount Financed         $
                                              ---------
(Add all items financed and subtract
prepaid finance charges.)
--------------------------------------------------------------------------------

SIGNATURES - I HAVE AGREED TO THE TERMS SET OUT ON PAGE 1 AND PAGE 2 OF THIS AGREEMENT. I HAVE RECEIVED A COPY OF THIS DOCUMENT ON TODAY'S DATE.

                COSIGNERS - SEE NOTICE ON PAGE 2 BEFORE SIGNING.

Signature /s/ LAURA N. WALKER
          ----------------------------------------------------------------------
                 LAURA N. WALKER                            ###-##-####
Signature
          ----------------------------------------------------------------------
             /s/ TERRY LYNN SEWELL
--------------------------------------------------------------------------------
              TERRY LYNN SEWELL     (Optional)
Signed                                                                For Lender
       --------------------------------------------------------------
Title
      --------------------------------------------------------------------------

                           ADDITIONAL TERMS OF THE ...

DEFINITIONS - "I," "me" or "my" means each borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agree to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - This note and any agreement securing this note will be governed by the laws of the State of Texas. The federal Truth-in-Lending disclosures on page 1 are, other than the Amount Financed, disclosures only and are not intended to be terms of this agreement. If property securing the payment of this note is located in another state, the security agreement may, in some circumstances, be governed by the law of the state.

     To the extent permitted by law, the terms of this note and security agreement may vary applicable law. If any provision of applicable law may not be varied by agreement, any term of this note and security agreement that does not comply with that law will not be affective. If any part of this note or security agreement cannot be enforced, this fact will not affect the rest of the terms of the note or security agreement.

     In particular, this section means (among other things) that I do not agree or intent to pay, and you do not agree or intend to charge or collect, any amount in the nature of interest or fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause you to charge or collect more for this loan than the maximum you would be permitted by state or federal law (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance, and when the principal has been paid in full, refunded to me.

     Any charge to this note or any agreement securing this note must be in writing and signed by you and me.

PAYMENTS - Each payment I make on this loan will be applied first to any charges I owe other than principal and interest, then to Interest that is due, and finally to principal that is due. No late charge will be assessed on any payment when only delinquency is due to late fees assessed on earlier payments and the payment is otherwise a full payment. The actual amount of my final payment will depend on my payment record.

PREPAYMENT - I may prepay this loan in whole or in part at any time without penalty. If I prepay in part, I must still make each later payment in the original amount as it becomes due until this note is paid in full.

ACCRUAL METHOD - The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1. For interest calculation, the accrual method will determine the number of days in a year. If no accrual method is stated, then you may used any reasonable accrual method for calculating interest.

DEFAULT - I further agree that the following are additional terms and conditions of this loan agreement and that if one or more of the following occur I will be in default.

(a)  I fail to make a payment in full when due;

(b) I die, terminate or dissolve my business, or am involved in any insolvency proceedings brought by or against me;

(c)  I fail to keep collateral securing this note insured, if required;

(d) Any Property securing this note is substantially damaged, destroyed, or stolen;

(e) I use any Property in violation of any rule, regulation or government order;

(f) Any Property securing this note is confiscated by any government authorities;

(g) A judgment or tax lien is filed against me or an attachment or garnishment is issued against any of my property or rights, specifically including the commencement of any action, suit or proceeding to seize any of my funds on deposit with you;

(h) I make any written statement or provide any financial information that is untrue or inaccurate at the time it is given;

(i) I permit any other lien holder to gain priority over the lien or security interest which you have in the Property, if any, securing this note;

(j) Acceleration of the maturity of any other debt I have with any of my other creditors;

(k)  A judgment against me becomes final; or,

(l)  I fail to keep any promise I have made in connection with this note.

     If any of us are in default on this note or any security agreement, you may exercise your remedies against any or all of us.

REMEDIES - If I am in default on this loan or any agreement securing this loan, you may:

(a) Make unpaid principal, earned interest and all other agreed charges I owe you under this loan immediately due;

(b)  Use the right of set-off as explained below;

(c) Demand more security or new parties obligated to pay this loan (or both) in return for not using any other remedy;

(d) Made a claim for any and all insurance benefits or refunds that may be available on my default; and

(e)  Use any remedy you have under state or federal law.

     By choosing any one or more of these remedies you do not give up your right to use any other remedy later. By deciding not to use any remedy should I be in default, you do not give up your right to consider the event a default if it happens again.

COSTS OF COLLECTION AND ATTORNEYS' FEES - I agree to pay you reasonable amounts you actually incur in collecting this debt for attorneys' fees (if assessed by a court) and court costs.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

     "Right to receive money from you" means:

(a)  Any deposit account balance I have with you;

(b) Any money owed to me on an item presented to you or in your possession for collection or exchange; and

(c)  Any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who as not agreed to pay this note, your right of set off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set off does not apply to any account or other obligation where my rights arise only in a representative capacity. It also does not apply to any individual Retirement Account or other tax-deferred retirement account.

     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

OTHER SECURITY - Any present or future agreement securing any other debt I owe you also will secure the payment of this loan. Property securing another debt will not secure this loan if such property is my principal dwelling and you fail to provide any required notice of right of rescission. Property securing another debt will not secure this loan to the extent such property is in household goods. Also, if the property securing another debt is real estate, it will not secure this loan.

OBLIGATIONS INDEPENDENT - I understand that my obligation to pay this loan is independent of the obligation of any other person who has also agreed to pay it. You may, without notice, release me or any of us, give up any right you may have against any of us, extend new credit to any of us, or renew or change this note one or more times and for any term, and I will still be obligated to pay this loan. You may, without notice, fail to perfect your security interest in, impair, or release any security and I will still be obligated to pay this loan.

WAIVER - I waive (to the extent permitted by law) demand, presentment, protest, notice of dishonor, notice of protest, notice of intent to accelerate and notice of acceleration.

PRIVACY - I agree that from time to time you may receive credit information about me from others, including other lenders and credit reporting agencies. I agree that you may furnish on a regular basis credit and experience regarding my loan to others seeking such information. To the extent permitted by law, I agree that you will not be liable for any claim arising from the use of information provided to you by others or for providing such information to others.

FINANCIAL STATEMENTS - I will give you any financial statements or information that you feel is necessary. All financial statements and information I give you will be correct and complete.

PURCHASE MONEY LOAN - If this is a purchase money loan, you may include the name of the seller on the check or draft for this loan.

RETURNED CHECKS - If this loan is made under Chapter 3A of the Texas Credit code, I agree to pay a $25.00 charge for each check which (1) I give in payment on this note and (2) is dishonored and returned to you. Any charges I incur under this provision may be added to the unpaid balance of the note, but no interest may restricted any noncontractual right you may have to impose this charge on loans not subject to this law.

DEFERRED PAYMENTS - You and I may agree to defer one or more payments required by the terms of this note. If we do so, you may collect additional interest for the deferment period as provided by law.

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

SECURED OBLIGATIONS - this security agreement secures this loan (including all extensions, renewals, refinancings, and modifications) and any other debt I have with you now or later. Property described in this security agreement will not secure other such debts if you fail to give any required notice of the right of rescission with respect to the Property. Also, the security agreement will not secure other debts if this security interest is in household goods and the other debt is a consumer loan. This security agreement will not terminate when I am no longer indebted to you under the terms of the note portion of this document, or any other obligation secured by this agreement.

     For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement:

(a) Payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the purchase money loan; and

(b) Payments on the purchase money loan will be deemed to apply first to the nonpurchase money portion of the loan, in any, and then to the purchase money obligations in the order in which the items were acquired.

     No security interest will be terminated by application of this formula. "Purchase money loan" means any loan the proceeds of which, in whole or in part, are used to acquire any property securing the loan and all extensions, renewals, consolidations and refinancings of such loan.

PROPERTY - The word "Property," as used here, includes all property that is listed in the security agreement on page 1. If a general description is used, the word means all benefits that arise from the described Property (including all proceeds, insurance benefits, payments from others, Interest, dividends, stock splits an voting rights). It also means property that now or later is attached to, is a part of, or results from the Property. Property does not mean consumer goods that are acquired later that are not instilled in or affixed to other Property if I do not obtain rights in them within 10 days after you and I enter into this loan agreement.

OWNERSHIP AND DUTIES TOWARD PROPERTY - Unless a co-owner(s) of the Property signed a third party agreement, I represent that I own all the Property. I will defend the Property against any other claim. I agree to do whatever you require to perfect your interest and keep your priority. I will not do anything to harm your position.

     I will keep the Property in my possession (except if pledged and deliver to you). I will keep it in good repair and use it only for its intended purposes. I will keep it at my address unless we agree otherwise in writing.

     I will not try to sell or transfer the Property, or permit the Property to become attached to any real estate, without your written consent. I will pay all taxes and charges on the Property as they become due. I will inform you of any loss or damage to the Property. You have the right of reasonable access in order to inspect the Property.

INSURANCE - If required, I agree to buy insurance on the Property against the risks and for the amounts you require. I will name you as loss payee on any such policy. You may require added security on this loan if you agree that insurance proceeds may be used to repair or replace the Property. I agree that if the insurance proceeds do not cover the amount I still owe you, I will pay the difference. If I buy the required insurance (rather than furnishing it through existing policies that I own or control) I will buy it from a company that is authorized to do business in Texas. I will keep the insurance until all debts secured by this agreement are paid.

DEFAULT AND REMEDIES - If I am in default, in addition to the remedies listed in the note portion of this document, you may (after giving notice and waiting a period of time, if required by law):

(a) Pay taxes or purchase any required insurance if I fail to do these things (but you are not required to do so). You may add the amount you pay to this loan and accrue interest on that amount at the interest rate disclosed on page 1 until paid in full;

(b) Require me to gather the Property and any related records and make it available to you in a reasonable fashion;

(c) Take immediate possession of the Property, but in doing so you may not breach the peace or unlawfully enter onto my premises. You may sell, lease or dispose of the Property as provided by law. You may apply what you receive from the sale of the Property to amounts you actually expend for the repossession, storing, preparing for sale and selling the Property, and then what I owe you, you may take me to court to recover the difference (to the extent permitted by law); and

(d)  Keep the Property to satisfy the debt (when provided by law).

     I agree that when you must give notice tome of your intended sale or disposition of the Property, to the extent permitted by law, the notice is reasonable if it is sent to me at my last known address by first class mail 10 days before the intended sale or disposition. My current address is on page 1, I agree to inform you when allowed by law.

                             THIRD PARTY AGREEMENT

     For the purposes of the provisions within this enclosure, "I," "me" or "my" means the person signing below and "you" means the Lender identified on page 1.

     I agree to give you a security interest in the Property that is described on page 1. I agree to the terms of this note and security agreement but I am in no way personally liable for payment of the debt. This means that if the Borrower defaults, my interest in the Property may be used to satisfy the Borrower's debt. I agree that you may, without releasing me or the Property from the Third Party Agreement and without notice or demand upon me, extend new credit to any Borrower, or renew or change this note or security agreement one or more times and for any term, or fail to perfect your security interest in, impair or release any security (including guarantees) for the obligations of any Borrower.

     I HAVE RECEIVED A COMPLETED COPY OF THIS NOTE AND SECURITY AGREEMENT.

NAME LAURA WALKER
    ----------------------------------------------------------------------------

X   /s/ LAURA WALKER
 -------------------------------------------------------------------------------

                            NOTICE TO THE COSIGNER

     YOU (THE COSIGNER) ARE BEING ASKED TO GUARANTEE THIS DEBT. THINK CAREFULLY BEFORE YOU DO. IF THE BORROWER DOESN'T PAY THE DEBT, YOU WILL HAVE TO. BE SURE YOU CAN AFFORD TO PAY IF YOU HAVE TO, AND THAT YOU WANT TO ACCEPT THIS RESPONSIBILITY.

     YOU MAY HAVE TO PAY UP TO THE FULL AMOUNT OF THE DEBT IF THE BORROWER DOES NOT PAY. YOU ALSO MAY HAVE TO PAY LATE FEES OR COLLECTION COSTS, WHICH INCREASES THIS AMOUNT.

     THE CREDITOR CAN COLLECT THIS DEBT FROM YOU WITHOUT FIRST TRYING TO COLLECT FROM THE BORROWER. THE CREDITOR CAN USE THE SAME COLLECTION METHODS AGAINST YOU THAT CAN BE USED AGAINST THE BORROWER, SUCH AS SUING YOU, ETC. IF THIS DEBT IS EVER IN DEFAULT, THAT FACT MAY BECOME PART OF YOUR CREDIT RECORD.

     THIS NOTICE IS NOT THE CONTRACT THAT MAKES YOU LIABLE FOR THE DEBT.